UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 16, 2005

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


          Minnesota                    001-10898               41-0518860
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification Number)

               385 Washington Street                             55102
               Saint Paul, Minnesota
       (Address of principal executive offices)                (Zip Code)

                                (651) 310-7911
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     /_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     /_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     /_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     /_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 16, 2005, the Compensation Committee of the Board of Directors of The St. Paul Travelers Companies, Inc. (the "Company") established the maximum awards payable to the Chief Executive Officer, the Chairman and the three other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") under The St. Paul Travelers Senior Executive Performance Plan (the "Plan"). The maximum awards for the 2005 fiscal year, expressed as a percentage of the incentive pool payable under the Plan to each Named Executive Officer, are as follows:

         Chief Executive Officer                                     35%
         Chairman                                                    25%
         First & Second Other Most Highly Compensated Executives     15%
         Third Other Most Highly Compensated Executive               10%

If the Company's financial results for 2005 result in a bonus pool available for distribution to each Named Executive Officer under the Plan, the Compensation Committee will decide what, if any, portion of each Named Executive Officer's maximum allocation should be paid as a bonus. Incentive payments will be based on 2005 financial performance and short- and long-term performance factors which might include, among other factors, progress on the integration of The St. Paul Companies, Inc. and Travelers Property Casualty Corp. following the merger of the two companies on April 1, 2004 and progress on achieving post-merger expense reductions. This information should be read in conjunction with the Plan, which is filed as an exhibit to the Company's annual report on Form 10-K for the year ended December 31, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 2005                   THE ST. PAUL TRAVELERS COMPANIES, INC.


                                        By: /s/ Bruce A. Backberg
                                            ----------------------------------
                                            Name:  Bruce A. Backberg
                                            Title: Senior Vice President